UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2012

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

February 2013

Dear Fellow Shareholders:

During 2012, investors vacillated between optimism and pessimism as news headlines were dominated by the events unfolding within the Eurozone, the tenuous economic recovery in the United States and the prospects for economic growth in China.  Equity markets started the year strongly, as investor fears about the European sovereign debt crisis lessened while politicians worked to craft plans designed to provide funds to struggling countries within the region.  By mid-year, the financial crisis facing Greece and Spain intensified and investors moved to the sidelines, causing the equity markets to give back most of the gains achieved earlier in the year.  By late summer, in an effort to stem investor fears and help prevent any additional adverse effects on the global economy, central banks in Europe and the United States signaled to investors that they were prepared to provide substantial liquidity to the credit markets.  Markets rebounded and finished the year with strong gains as the Eurozone crisis began to fade, U.S. economic growth continued its slow march forward, corporate profits remained strong and economic growth in China appeared to be accelerating once again.

The Greenspring Fund also generated strong performance for the year, gaining 9.07% including the reinvestment of all dividends and capital gain distributions paid during the year.  Gains were widespread throughout the portfolio and, reflecting the strong advance achieved by the stock market, equity returns exceeded the gains generated by the fixed income securities.

INFLUENCES on PERFORMANCE

During 2012, all asset classes within the Fund’s portfolio (common stocks, corporate bonds, convertible bonds and short term cash equivalents) produced positive returns.  The gains in the common stock portfolio were widespread, with over 80% of the equity holdings delivering positive returns for the year.  The Fund’s fixed income securities, including both corporate and convertible bonds, continued to provide steady positive total returns with more than 90% of the securities held in the portfolio during the year yielding positive returns.

Greenspring Fund
Performance for the
Periods Ended December 31, 2012
Quarter	2.66%
1 Year	9.07%
3 Years*	6.37%
5 Years*	4.24%
10 Years*	8.27%
15 Years*	5.67%
20 Years*	8.24%
Since inception on 7/1/83*	9.78%
Expense Ratio**	0.93%

* annualized.
** as stated in Prospectus dated 5-1-12. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund’s web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The largest single influence on the Fund’s performance was the positive return produced by the Fund’s holdings in the Construction and Engineering industry group.  The Fund began the year with holdings in the common stock of three companies within this industry and purchased two additional common stock investments during the year.  In addition, the Fund also held a corporate bond of a company within the industry.  Companies in this industry

Greenspring Fund, Incorporated

Performance Comparison (Total Return*)
for Periods Ended December 31, 2012
		5 Years		10 Years
	1 Year	Annualized/Cumulative		Annualized/Cumulative
Greenspring Fund	9.07%	4.24%	23.07%	8.27%	121.42%
Dow Jones	10.24%	2.62%	13.81%	7.32%	102.73%
S&P 500	16.00%	1.66%	8.59%	7.10%	98.58%
NASDAQ*	15.91%	2.63%	13.85%	8.50%	126.09%
Russell 3000	16.42%	2.04%	10.65%	7.68%	109.59%
Russell 3000 Value	17.55%	0.83%	4.20%	7.54%	106.78%
Russell 2000	16.35%	3.56%	19.09%	9.72%	152.79%
Russell 2000 Value	18.05%	3.55%	19.03%	9.50%	147.87%
Lipper Flexible Portfolio	13.34%	2.72%	14.34%	7.31%	102.41%

* All data is Total Return except for NASDAQ.
The Dow Jones Industrial Average, Standard and Poor’s 500 Index, NASDAQ, the Russell 3000, Russell 3000 Value, Russell 2000, Russell 2000 Value Indexes and Lipper Flexible Portfolio are unmanaged indices commonly used to measure performance of U.S. stocks. You cannot invest directly in an index. Past performance does not guarantee future results.

profited from what we believe will be a multi-year increase in infrastructure spending related to the recent surge in the development of domestic oil and gas reserves, renewed investment in the electric transmission and distribution network, and continued upgrading and expansion of telecommunications systems.  Several of the holdings also benefitted from the recovery, albeit a tepid one, in non-residential construction.  All the holdings in the Construction and Engineering group produced positive returns for the year.

Within the Fund’s total portfolio, brief discussions of the five individual securities that had the largest influences (measured by dollars gained or lost) on total Fund performance for the year follow.

PartnerRe, Ltd. common stock

PartnerRe, Ltd., a global issuer of reinsurance across a wide variety of business lines, generated a total return for the Greenspring Fund of approximately 31% during 2012, driven by a return to solid underwriting results and accretive cash deployment.  PartnerRe’s actions over the past year are representative of the investment characteristics we seek for the Greenspring Fund and exemplify the reasons why we have owned PartnerRe’s common stock for the last fifteen years, and why, for much of 2012, it was one of the largest positions in the Fund.  Over the long term and through many different business cycles, PartnerRe’s disciplined management team has been able to consistently generate solid shareholder returns.

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
12/31/12
Alcatel-Lucent, Inc., 2.875%, 6/15/25
Convertible Bonds	3.9%
FTI Consulting, Inc.	3.8%
Republic Services, Inc.	3.3%
Rosetta Resources, Inc., 9.500%, 4/15/18	3.2%
j2 Global, Inc.	3.1%
PartnerRe, Ltd.	3.0%
Cisco Systems, Inc.	2.9%
Leucadia National Corp., 7.000%, 8/15/13	2.7%
RadioShack Corp., 2.500%, 8/1/13
Convertible Bonds - 144A	2.7%
Harmonic, Inc.	2.6%

Greenspring Fund, Incorporated

At the start of the year, PartnerRe was coming off a disappointing 2011 performance due to losses suffered from catastrophic earthquakes and flooding in Japan, Thailand, and New Zealand and severe weather in the United States.  As incurred claims from these events rose in size amid a weak reinsurance pricing market, PartnerRe’s stock price declined even though the Company had more than adequate capital to meet the loss payouts.  With relatively low Wall Street expectations for the Company heading into 2012, the stock responded positively during the year for three main reasons.  First, management reduced the Company’s future exposure to these types of large catastrophic events, helping to improve its ability to produce a more stable and consistent rate of return.  Second, the Company used its significant excess capital to raise the dividend by more than 5% and aggressively repurchase stock below book value, generating immediate accretion to existing shareholders.  Third, the reinsurance market tightened in part due to 2011’s losses, enabling PartnerRe to increase prices across many business lines for the first time in several years.  As a result of these factors, along with fewer catastrophic events during 2012, the Company was able to generate a strong return for shareholders.

We reduced our position in PartnerRe during the year as the rising stock price decreased the discount to our estimate of its fair value, but we continue to be strong believers in its business model and ability to generate strong risk-adjusted total returns for shareholders in the future.

FTI Consulting, Inc. common stock

The Fund has owned shares in FTI Consulting, Inc. in varying amounts for a number of years.  FTI provides high level business consulting services to large corporations, financial institutions and law firms throughout the world.  FTI has five main business lines including bankruptcy/restructuring, economic consulting, litigation consulting, technology, and strategic corporate communications.  With its diversified mix of business lines, FTI appears positioned to perform well in most economic climates.  Its bankruptcy/restructuring operations benefitted during difficult economic times, while its pro-cyclical operations carried the load during more favorable economic conditions.  FTI has historically generated a significant amount of cash flow from operations and, since it requires little capital investment to sustain its business, the majority of its cash is available to strengthen or grow the business or to be returned to shareholders through stock repurchase programs.

Early in 2012, FTI reported first quarter earnings that were below the expectations of Wall Street analysts and ultimately the Company reduced its earnings per share guidance for the full year.  A number of factors were to

Greenspring Fund
Ten Largest 2012 Purchases
Common Stocks:
Energen Corp.
GSI Group, Inc.
BioScrip, Inc.
NTELOS Holdings Corp.
j2 Global, Inc.
Bonds:
RadioShack Corp., 2.500%, 8/1/13 – 144A Convertible Bonds
PetroQuest Energy, Inc., 10.000%, 9/1/17
The Scotts Miracle-Gro Co., 7.250%, 1/15/18
BioScrip, Inc., 10.250%, 10/1/15
MasTec, Inc., 7.625%, 2/1/17

Greenspring Fund
Ten Largest 2012 Sales
Common Stocks:
PartnerRe, Ltd.
CA, Inc.
Prestige Brands Holdings, Inc.
Global Indemnity plc
Cisco Systems, Inc.
Bonds:
CCH II LLC, 13.500%, 11/30/16
Gulfmark Offshore, Inc., 7.750%, 7/15/14
Hanesbrands, Inc., 4.113%, 12/15/14
Ticketmaster Entertainment, Inc., 10.750%, 8/1/16
Range Resources Corp., 7.500%, 10/1/17

Greenspring Fund, Incorporated

blame, but the most likely cause was the sluggish economic environment that was not weak enough to allow the bankruptcy/restructuring business to thrive nor strong enough to advance the more pro-cyclical business sufficiently.  The stock price declined approximately 22% during the year on fears that the earnings weakness would continue until the economic environment changes markedly.  Even under current economic conditions, FTI has still been able to generate substantial free cash flow that can be used to fund growth opportunities such as acquisitions that strengthen existing business lines or add new skill sets or repurchase shares of its own common stock which should benefit future earnings per share.  In any case, we believe that the long term prospects for FTI remain strong.

CA, Inc. common stock

Shares of CA, Inc., a provider of enterprise-level software products that help IT professionals more efficiently manage their networks, generated a total return of just over 33% for the Greenspring Fund during 2012 after investors applauded CA’s steady results in a choppy market environment and management unveiled a new cash deployment strategy.  Customers view CA’s software as vital to running their increasingly complex IT systems, which has led to extremely high contract renewal rates and a consistent revenue stream despite limited growth in the global economy.  This model, when coupled with minimal capital expenditure requirements, generates a highly profitable and very stable free cash flow stream.  At the beginning of 2012, the management team found themselves in the enviable position of sitting on over $1 billion in net cash on the balance sheet and running a business that has consistently generated more than $1 billion in annual free cash flow.  In January of 2012, management adopted a two year capital allocation strategy under which they plan to return 80% of the free cash flow to shareholders through a five-fold increase in the dividend and the repurchase of nearly 15% of the outstanding shares.  We and other investors cheered management’s disciplined use of cash in a difficult, and hard to predict, market environment.  We pared back our position in CA as the stock increased in value, but we continue to believe that the investment should generate a solid total return as evidenced by a near 4% dividend yield, continued share buybacks, and improving growth prospects as more customer contracts come up for renewal.

BioScrip, Inc. common stock

BioScrip, Inc., a specialty healthcare services provider, produced a return of just over 90% for the Greenspring Fund in 2012 as management transformed the foundation of the entire company.  The May 2012 sale of its specialty pharmacy business to Walgreens not only generated $225 million in proceeds, but allowed management to better focus on the faster-growing home infusion business.  With healthcare costs rising unabated, private insurance payors are looking for more cost-effective alternatives and providing infusion treatment in the home versus hospitals or skilled nursing facilities can save, on average, 50-85% per episode.  Not only has BioScrip’s organic growth exceeded expectations, but the Company is using its free cash flow and proceeds from the asset sale to purchase other regional home infusion companies.  BioScrip is able to quickly improve the operations of acquired businesses by introducing BioScrip’s national payor relationships to the newly acquired company.  This transformation into a more focused company has resulted in accelerated growth and a healthier balance sheet, leading investors to pay a higher price for shares.  While we applaud management’s accomplishments, we are watching our fair value parameters carefully as lofty growth expectations begin to be factored into the stock price.

Alcatel-Lucent, Inc. 2.875% convertible bonds

Headquartered in France, Alcatel-Lucent, Inc. is a large, diversified telecom equipment company that produces software and hardware products that enable telecommunications companies to deliver digital content worldwide.  The prices of Alcatel’s common stock and bonds were depressed at the start of the year, reflecting the Company’s struggles to maintain its competitiveness in the multitude of product areas in which it competes, the negative effects of the European debt crisis on liquidity in

Greenspring Fund, Incorporated

Greenspring Fund
Portfolio Allocation
as of December 31, 2011

Greenspring Fund
Portfolio Allocation
as of December 31, 2012

the capital markets throughout Europe, and on the outlook for an economic slowdown or even a recession.  During the first quarter of 2012, news out of the Eurozone improved and the capital markets began to recover.  Additionally, in early February, Alcatel announced that it had completed the sale of one of its business units, raising approximately $1.5 billion.  These two events led to a significant increase in the convertible bond price by the end of the first quarter.  Although the maturity date of the convertible bond is June 15, 2025, the bond has a “put” feature that allows holders to sell the bond back to Alcatel on June 15, 2013 for par value.  While we realize that Alcatel faces some long term challenges in its business fundamentals, we are confident that Alcatel’s short term liquidity is more than sufficient to retire the convertible bonds on the June 15, 2013 “put” date.

PORTFOLIO ACTIVITY

Allocation among the three main asset classes in the portfolio (common stocks, fixed income securities and cash equivalents) remained fairly constant throughout the year.  When comparing the Fund’s portfolio year over year, the allocation to common stocks and fixed income securities both increased by 2% while cash  equivalents decreased by 4%.  Please refer to the Schedule of Investments in the financial statements for a complete list of portfolio holdings and the percentage of the portfolio each investment represents.  We initiated positions in the common stock of five companies (Clifton Savings Bancorp, Inc., Dycom Industries, Inc., GeoEye, Inc., MYR Group, Inc., and Newpark Resources, Inc.), but as of the end of the year none of these were significant positions in the Fund’s portfolio.  We made a number of additions to existing common stock holdings, with the most significant being additional purchases of Energen Corp., GSI Group, Inc., BioScrip, Inc. and NTELOS Holdings Corp.

During the year, we completely liquidated twelve of the Fund’s common stock holdings due to takeover proposals, market prices reflecting our estimate of full value, or a change in company fundamentals.  The two largest positions closed during the year were the Fund’s long term holdings in Prestige Brands Holdings, Inc. and Global Indemnity plc.  Other significant sales include the reduction in the Fund’s holdings in PartnerRe, Ltd., CA, Inc., and Cisco Systems, Inc.

Once again, activity in the fixed income portfolio was influenced by the maturity or redemption of many of the Fund’s holdings.  With the relatively short duration of the fixed income portfolio, we expect a considerable number of holdings in the portfolio to mature on a regular basis.  Furthermore, the current low interest rate environment encouraged companies to redeem or tender for existing

Greenspring Fund, Incorporated

debt that could be refinanced at lower rates, leading to additional turnover in the portfolio.  As existing fixed income securities were sold, matured or redeemed, we typically reinvested the proceeds in additional fixed income securities with relatively short durations and similar financial underpinnings.

OUTLOOK

As we begin 2013, we are surrounded by political and economic uncertainty.  Within this environment, we remain focused on the Greenspring Fund’s total return approach to investing by purchasing well capitalized, value-oriented common stocks and short duration high yield bonds.  In the current low interest rate environment, we will maintain a relatively short expected duration in the fixed income portfolio seeking to achieve attractive total returns and buffer the potential negative impact of an increase in rates.  In such an environment, a fixed income portfolio with a shorter duration should fare far better than a portfolio of longer dated securities, as the proceeds from bond redemptions or maturities can be reinvested at the higher prevailing interest rates.  With respect to equity securities, we will seek out companies with solid balance sheets, shareholder friendly management teams and strong free cash flow.  We continue to work on a daily basis to uncover securities that we believe have the characteristics to provide attractive returns to the Fund.  We are determined to achieve our goals, and what we believe are the expectations of the Fund’s shareholders, to preserve capital during periods of market weakness and produce attractive risk adjusted returns during more favorable market conditions.

We would like to take this opportunity to extend best wishes to our shareholders for a happy, healthy and prosperous 2013, and we look forward to reporting further progress to you following the end of the first quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk.  Principal loss is possible.  Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Book value is net asset value of a company, calculated by subtracting total liabilities from total assets. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Earnings Per Share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years

Average Annual Total Returns

	For Periods Ended December 31, 2012
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	9.07%	6.37%	4.24%	8.27%
Russell 3000 Index	16.42%	11.20%	2.04%	7.68%
Lipper Flexible Portfolio Fund Index	13.34%	8.15%	2.72%	7.31%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended December 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2012 – 12/31/2012).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	7/1/2012 –
	7/1/2012	12/31/2012	12/31/2012*
Actual	$1,000.00	$1,068.10	$4.83
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.50	$4.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2012

Shares/Principal		Value

COMMON STOCKS: 50.5%

Business Software & Services: 1.7%
514,224	CA, Inc.	$11,302,644

Commercial Banks & Thrifts: 2.7%
44,774	American National Bankshares, Inc.	903,987
109,287	BCSB Bancorp, Inc.*	1,551,875
65,389	Chicopee Bancorp, Inc.*	1,039,031
10,271	Clifton Savings Bancorp, Inc.	115,754
279,112	ESSA Bancorp, Inc.	3,039,530
47,542	First Connecticut Bancorp, Inc.	653,703
5,382	Hampden Bancorp, Inc.	80,784
53,165	Heritage Financial Group, Inc.	733,145
42,897	Middleburg Financial Corp.	757,561
52,900	OceanFirst Financial Corp.	727,375
110,569	OmniAmerican Bancorp, Inc.*	2,557,461
85,144	Shore Bancshares, Inc.	458,075
589,083	Southern National Bancorp of Virginiaº	4,712,664
70,439	Westfield Financial, Inc.	509,274
		17,840,219

Communications Equipment: 5.6%
974,759	Cisco Systems, Inc.	19,154,014
3,383,952	Harmonic, Inc.*	17,156,637
		36,310,651

Construction & Engineering: 7.3%
102,400	Dycom Industries, Inc.*	2,027,520
339,375	EMCOR Group, Inc.	11,745,769
578,758	MasTec, Inc.*	14,428,437
647,305	Michael Baker Corp.º	16,137,314
137,200	MYR Group, Inc.*	3,052,700
		47,391,740

Electrical Equipment & Instruments: 1.2%
17,400	Emerson Electric Co.	921,504
816,729	GSI Group, Inc.* #	7,072,873
		7,994,377

Healthcare: 1.8%
1,095,989	BioScrip, Inc.*	11,803,801

Insurance: 5.1%
391,825	Assurant, Inc.	13,596,327
241,232	PartnerRe, Ltd.#	19,416,764
		33,013,091

Internet Software & Services: 3.1%
650,580	j2 Global, Inc.	19,894,736

Machinery: 0.2%
20,000	Pentair, Inc.	983,000

Management Consulting: 3.8%
748,688	FTI Consulting, Inc.*	24,706,704

Oil & Gas Equipment & Services: 0.4%
314,014	Newpark Resources, Inc.*	2,465,010

Oil & Gas Exploration & Production: 7.4%
5,626	ConocoPhillips	326,252
319,077	Energen Corp.	14,387,182
61,905	EOG Resources, Inc.	7,477,505
2,813	Phillips 66	149,370
375,296	Rosetta Resources, Inc.*	17,023,427
276,575	Suncor Energy, Inc.#	9,121,443
		48,485,179

Semiconductors: 1.8%
1,697,822	ON Semiconductor Corp.*	11,969,645

Telecommunications: 1.3%
331,226	Lumos Networks Corp.	3,318,885
391,432	NTELOS Holdings Corp.	5,131,673
		8,450,558

Truck Dealerships: 1.5%
219,105	Rush Enterprises, Inc. - Class A*	4,528,900
295,798	Rush Enterprises, Inc. - Class B*	5,120,264
		9,649,164
Utilities: 2.3%
516,918	PPL Corp.	14,799,362

Waste Management Services: 3.3%
737,658	Republic Services, Inc.	21,635,509

TOTAL COMMON STOCKS
(cost $261,225,568)		328,695,390

CONVERTIBLE BONDS: 15.5%

Communications Equipment Manufacturing: 3.9%
$25,098,000	Alcatel-Lucent, Inc., 2.875%, 6/15/25	25,317,608

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2012 (Con’t)

Principal		Value

CONVERTIBLE BONDS: 15.5% (Con’t)

Educational: 1.8%
$23,182,000	School Specialty, Inc., 3.750%, 11/30/26	$11,735,887

Entertainment: 1.3%
8,375,000	Live Nation Entertainment, Inc.,
	2.875%, 7/15/27	8,333,125

Internet Software & Services: 0.9%
5,946,000	Digital River, Inc., 2.000%, 11/1/30	5,882,824

Medical Equipment: 1.5%
9,797,000	Hologic, Inc., 2.000%, 12/15/37	9,815,369

Oil & Gas Exploration & Production: 0.6%
3,784,000	Bill Barrett Corp., 5.000%, 3/15/28	3,805,285

Retail Stores: 2.7%
18,750,000	RadioShack Corp., 2.500%, 8/1/13 - 144A	17,296,875

Semiconductors & Semiconductor Equipment: 2.2%
14,447,000	Rambus, Inc., 5.000%, 6/15/14	14,501,176

Telecommunications: 0.1%
657,000	Cogent Communications
	Group, Inc., 1.000%, 6/15/27	638,932

Transportation Equipment Manufacturing: 0.5%
3,602,000	The Greenbrier Companies, Inc.,
	2.375%, 5/15/26	3,615,508

TOTAL CONVERTIBLE BONDS
(cost $108,000,376)		100,942,589

CORPORATE BONDS: 28.3%

Airlines: 0.7%
4,000,000	American Airlines, Inc.,
	7.500%, 3/15/16 - *144A@	4,330,000
Automotive Parts: 0.7%
3,965,000	TRW Automotive, Inc.,
	8.875%, 12/1/17 - 144A	4,381,325

Coal Producers: 0.5%
3,069,000	CONSOL Energy, Inc., 8.000%, 4/1/17	3,337,537

Construction & Engineering: 2.1%
13,225,000	MasTec, Inc., 7.625%, 2/1/17	13,654,812

Consumer Goods: 2.7%
8,684,000	The Scotts Miracle-Gro Co.,
	7.250%, 1/15/18	9,378,720
7,738,000	TreeHouse Foods, Inc., 7.750%, 3/1/18	8,415,075
		17,793,795
Electrical Equipment & Instruments: 1.3%
8,635,000	Wesco Distribution, Inc., 7.500%, 10/15/17	8,770,570

Entertainment: 1.1%
6,239,000	Cinemark USA, Inc., 8.625%, 6/15/19	6,940,888

Healthcare: 2.5%
14,854,000	BioScrip, Inc., 10.250%, 10/1/15	15,930,915

Medical Equipment: 0.1%
325,000	Angiotech Pharmaceuticals, Inc.,
	9.000%, 12/1/16	328,656

Oil & Gas Exploration & Production: 9.2%
2,472,000	Bill Barrett Corp., 9.875%, 7/15/16	2,694,480
5,829,000	McMoRan Exploration Co.,
	11.875%, 11/15/14	6,229,744
15,667,000	PetroQuest Energy, Inc., 10.000%, 9/1/17	16,293,680
8,971,000	Quicksilver Resources, Inc., 8.250%, 8/1/15	8,343,030
100,000	Quicksilver Resources, Inc., 7.125%, 4/1/16	80,500
18,820,000	Rosetta Resources, Inc., 9.500%, 4/15/18	20,984,300
5,000,000	Stone Energy Corp., 8.625%, 2/1/17	5,393,750
		60,019,484

Packaging: 0.1%
140,000	Berry Plastics Corp., 5.090%, 2/15/15	140,560
268,000	Berry Plastics Corp., 8.250%, 11/15/15	280,730
50,000	Berry Plastics Corp., 10.250%, 3/1/16	51,688
		472,978

Publishing: 0.1%
817,000	Gannett Co, Inc., 9.375%, 11/15/17	908,912

Pulp & Paper: 1.4%
8,123,000	Resolute Forest Products, Inc.,
	10.250%, 10/15/18	9,341,450

Retail Stores: 1.2%
7,636,000	Albertsons, Inc., 7.250%, 5/1/13	7,740,995

Satellite Imagery Services: 1.3%
7,738,000	GeoEye, Inc., 9.625%, 10/1/15	8,589,180

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2012 (Con’t)

Principal		Value

CORPORATE BONDS: 28.3% (Con’t)

Transportation Equipment Manufacturing: 0.4%
$2,688,000	Westinghouse Air Brake
	Technologies Corp., 6.875%, 7/31/13	$2,775,360

Wood Product Manufacturing: 2.9%
17,308,000	Leucadia National Corp., 7.000%, 8/15/13	17,892,145
1,158,000	Leucadia National Corp., 7.750%, 8/15/13	1,201,425
		19,093,570

TOTAL CORPORATE BONDS
(cost $181,304,830)		184,410,427

SHORT-TERM INVESTMENTS: 4.8%

Money Market Instruments^
25,740,000	AIM Liquid Assets, 0.150%	25,740,000
5,089,039	AIM STIC Prime Portfolio, 0.090%	5,089,039

TOTAL SHORT-TERM INVESTMENTS
(cost $30,829,039)		30,829,039

TOTAL INVESTMENTS IN SECURITIES
(cost $581,359,813): 99.1%		644,877,445
Other Assets and Liabilities: 0.9%		6,023,426
NET ASSETS: 100.0%		$650,900,871

*	Non-income producing security.
º	Investment in affiliated security (note 5).
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of December 31, 2012, the value of  these investments was $26,008,200, or 4.0% of total net assets.

@	Security is in default.
^	Rate shown is the 7-day effective yield at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2012

ASSETS
Investments in securities, at value (cost $581,359,813)	$644,877,445
Receivables:
Securities sold	2,998,563
Fund shares sold	1,222,295
Dividends and interest	5,171,185
Prepaid expenses	32,969
Total assets	654,302,457

LIABILITIES
Payables:
Due to affiliate (Note 5)	403,688
Securities purchased	486,221
Fund shares redeemed	2,322,399
Accrued expenses	189,278
Total liabilities	3,401,586

NET ASSETS	$650,900,871

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	28,017,606

Net asset value, offering and redemption price per share	$23.23

COMPONENTS OF NET ASSETS
Capital stock at par value	$280,176
Paid-in capital	594,645,239
Accumulated net investment loss	(8,405,193)
Undistributed net realized gain on investments	863,017
Net unrealized appreciation on investments	63,517,632
NET ASSETS	$650,900,871

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2012

INVESTMENT INCOME
Income
Interest	$20,899,434
Dividends (net of foreign withholding taxes of $19,150)	6,491,863
Total income	27,391,297

Expenses
Advisory fees (Note 5)	5,044,432
Transfer agent fees (Note 6)	771,099
Administration fees	285,512
Fund accounting fees	115,724
Administration fees - Corbyn (Note 5)	101,838
Custody fees	58,485
Reports to shareholders	54,101
Blue sky fees	51,696
Miscellaneous fees	42,663
Directors fees	39,497
Legal fees	33,646
Audit fees	28,300
Insurance fees	28,182
Total expenses	6,655,175
Net investment income	20,736,122

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	19,448,250
Change in net unrealized appreciation/depreciation on investments	20,345,518
Net realized and unrealized gain on investments	39,793,768
Net increase in net assets resulting from operations	$60,529,890

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$20,736,122	$20,257,259
Net realized gain on investments	19,448,250	24,260,039
Change in net unrealized appreciation/depreciation on investments	20,345,518	(52,118,077)
Net increase (decrease) in net assets resulting from operations	60,529,890	(7,600,779)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(25,524,402)	(27,706,977)
From net realized gain	(17,097,170)	(18,593,281)
Total distributions to shareholders	(42,621,572)	(46,300,258)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)+	(105,963,365)	(37,853,714)
Total decrease in net assets	(88,055,047)	(91,754,751)

NET ASSETS
Beginning of year	738,955,918	830,710,669
End of year (including accumulated net investment
loss of ($8,405,193) and ($7,066,957), respectively)	$650,900,871	$738,955,918

(a)	A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Value	Shares	Value
Shares sold	4,711,945	$110,538,884	11,522,484	$278,987,824
Shares issued in reinvestment of distributions	1,827,772	41,890,711	2,002,046	45,518,365
Shares redeemed+	(11,075,533)	(258,392,960)	(15,305,772)	(362,359,903)
Net decrease	(4,535,816)	$(105,963,365)	(1,781,242)	$(37,853,714)

+	Net of redemption fees of $32,665 and $74,850, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$22.70	$24.19	$22.69	$20.36	$23.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.67	0.58	0.56	0.71	0.43
Net realized and unrealized gain (loss) on investments	1.35	(0.66)	1.82	2.47	(3.18)
Total from investment operations	2.02	(0.08)	2.38	3.18	(2.75)

LESS DISTRIBUTIONS:
From net investment income	(0.88)	(0.82)	(0.72)	(0.83)	(0.34)
From net realized gain	(0.61)	(0.59)	(0.16)	(0.02)	(0.16)
Total distributions	(1.49)	(1.41)	(0.88)	(0.85)	(0.50)
Paid-in capital from redemption fees (Note 1)	— *	— *	— *	— *	0.02
Net asset value, end of year	$23.23	$22.70	$24.19	$22.69	$20.36
Total return	9.07%	(0.26%)	10.63%	15.83%	(11.72%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$650.9	$739.0	$830.7	$528.5	$308.2
Ratio of expenses to average net assets	0.93%	0.91%	0.95%	1.03%	1.06%
Ratio of net investment income to average net assets	2.89%	2.40%	2.51%	3.67%	2.15%
Portfolio turnover rate	27.67%	58.32%	59.99%	46.77%	47.11%

*	Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2012

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments – Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) to be over-the counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Investments in open-end management investment companies are valued at the net asset value of the shares of that investment company.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Fund’s Board of Directors (the “Board”).

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Con’t)

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2012:

	Quoted Prices	Significant Other	Significant	Carrying Value
	in Active	Observable	Unobservable	at December 31,
	Markets	Inputs	Inputs	2012
	Level 1	Level 2	Level 3	Total
Common Stocks	$328,695,390	$—	$—	$328,695,390
Convertible Bonds	—	100,942,589	—	100,942,589
Corporate Bonds	—	184,410,427	—	184,410,427
Short-Term Investment	30,829,039	—	—	30,829,039
Total	$359,524,429	$285,353,016	$—	$644,877,445

See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2012, the Fund recognized no transfers between valuation levels.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees – The Fund’s Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions. In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders. To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Con’t)

subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified. The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 11, 2012 an income dividend of $0.45 per share and a long-term capital gain distribution of $0.0734 per share were declared, payable on July 12, 2012, to shareholders of record on July 10, 2012. Additionally, on December 19, 2012, an income dividend of $0.425 per share, a short-term capital gain distribution of $0.187 per share, and a long-term capital gain distribution of $0.352 per share were declared, payable on December 20, 2012 to shareholders of record on December 18, 2012. The tax character of distributions paid during the year ended December 31, 2012 and the year ended December 31, 2011 were as follows:

Distributions paid from:	December 31, 2012	December 31, 2011
Ordinary income	$30,673,956	$27,660,406
Long-term capital gain	$11,947,616	$18,639,852

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Con’t)

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012.

Note 3 – Purchases and Sales of Investments

For the year ended December 31, 2012, purchases and sales of investments, other than short-term investments, aggregated $199,405,621 and $304,901,408, respectively.

Note 4 – Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expensed in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2009-2012).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2012, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$589,966,855
Gross tax unrealized appreciation	85,119,085
Gross tax unrealized depreciation	(30,208,495)
Net tax unrealized appreciation	54,910,590
Undistributed ordinary income	240,081
Undistributed long-term capital gain	824,785
Total distributable earnings	1,064,866
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$55,975,456

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, the Fund decreased accumulated net investment loss by $3,450,044 and decreased undistributed net realized gain on investments by $3,450,044.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Con’t)

Note 5 – Transactions with Affiliated Parties

Corbyn serves as the Fund’s investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the year ended December 31, 2012, the Fund incurred $5,044,432 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the year ended December 31, 2012, the Fund incurred $101,838 in administrative fees to Corbyn.

At December 31, 2012, investors for whom Corbyn was investment adviser held 879,620 shares of the Fund.

A company is considered to be an affiliate of the Fund under the 1940 Act if the Fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the year ended December 31, 2012 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value
Michael Baker Corp.	$16,353,157	$64,682	$—	$16,417,839	$90,623	647,305	$16,137,314
Southern National
Bancorp of Virginia	4,167,109	—	—	4,167,109	144,325	589,083	4,712,664

Note 6 – New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU No. 2011-11 will have on the financial statement disclosures.

Note 7 – Events Subsequent to the Fiscal Year End

In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. On January 28, 2013, School Specialty, Inc., filed a voluntary petition under Chapter 11 in the U.S. Bankruptcy Court.  Subsequent to this filing, the Fund sold its entire position in the School Specialty, Inc., 3.750% Convertible Notes due 11/30/26.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Greenspring Fund, Incorporated
Lutherville, Maryland

We have audited the accompanying statement of assets and liabilities of the Greenspring Fund, Incorporated (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenspring Fund, Incorporated as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 21, 2013

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS December 31, 2012 (Unaudited)

Tax Information
The Fund designates 17.65% of dividends declared from net investment income during the fiscal year ended December 31, 2012 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2012, which is designated as qualifying for the dividends-received deduction, is 17.22%.

For foreign shareholders in the Fund, for the year ended December 31, 2012, 64.98% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 16.79% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at info@greenspringfund.com.

Number
	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Name and Age	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship

Term of Director
Indefinite
Term of Officer
One year
Interested
Directors/Officers
Charles vK. Carlson	President	From March 1993 to present.	President and Director of the	One	None
53	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.

William E. Carlson	Director	From February 1994 to present.	President of Shapiro Sher Guinot	One	None
55			& Sandler (a law firm) from
February 1999 to present. Partner
of Shapiro Sher Guinot & Sandler
from February 1990 to present.

Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Sr. Vice President and Director of	One	None
51	Chief Financial Officer	From February 1994 to present.	the Fund’s Adviser.
	Director	From March 1992 to present.

Disinterested Directors
David T. Fu	Director	From May 1990 to present.	Managing Director of Kanturk	One	None
56			Partners, LLC (a merchant bank)
from February 2004 to present.

Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and	One	None
47			Operations at the Gilman
School from June 2003 to present.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited) (Con’t)

Number
	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Name and Age	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship

Term of Director
Indefinite
Term of Officer
One year

Michael P. O’Boyle	Director	From July 2000 to present.	President and CEO of Parallon	One	None
56			Business Solutions, a subsidiary
of Hospital Corporation of
America (a provider of healthcare
services) from January 2012 to
present. President of UnitedHealth
Networks, a division of United
Healthcare (a managed health
care company) from May 2008 to
December 2011. Chief Operating
Officer of The Cleveland Clinic
Foundation (world-renowned
non-profit provider of health care
services, education and research)
and The Cleveland Clinic Health
System from July 2005 to March
2008.

Officers

Elizabeth Agresta Swam	Secretary and Treasurer	From May 1998 to present.	Employee of the Fund’s Adviser	N/A	None
45	AML Officer	From July 2002 to present.	from May 1998 to present.
	Chief Compliance Officer	From July 2004 to present.

Privacy Policy

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a nonaffiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or info@greenspringfund.com. Thank you.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through December 31, 2012
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through December 31, 2012. The total value of $156,824 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees. This chart does not imply any future performance.

Average annual total returns for the one, three, five and ten year periods ended December 31, 2012 were 9.07%, 6.37%, 4.24% and 8.27%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Michael P. O’Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed, or expected to be billed, for each of the last two fiscal years for audit fees, audit-related fees, tax fees or other fees by the principal accountant:

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$25,000	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,300	$3,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed, or expected to be billed, by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)* /s/ Charles vK. Carlson
 Charles vK. Carlson, Chief Executive Officer

Date February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Charles vK. Carlson
 Charles vK. Carlson, Chief Executive Officer

Date February 28, 2013

By (Signature and Title)* /s/ Michael J. Fusting
 Michael J. Fusting, Chief Financial Officer

Date   February 28, 2013

* Print the name and title of each signing officer under his or her signature.